Strategic  Plan   We  accomplish  this  growth  by  focusing  on:              Cross-‐Selling              Lending  Services              Customer  Convenience   7

12 •  •  •  •

Net Income ($ in 000’s) 17

Thank You.

OmniAmerican® Bancorp, Inc.

# KBW Community Bank Investor Conference

August 1, 2012

**Tim Carter,** Chief Executive Officer
**Deborah Wilkinson**, Chief Financial Officer


OmniAmerican
OmniAmerican

# History

In 1956,
**Carswell Federal Credit Union**
was established in Fort Worth, Texas

**1 location on base**

Carswell Federal Credit Union



# History

**OmniAmerican Bancorp**

(OABC)
traded on NASDAQ

- **15 locations**
- **$1.3 billion in assets**



# Locations


N
DFW International Airport
Fort Worth
Dallas
Arlington

OmniAmerican Bancorp, Inc.

# Management Team



**Tim Carter**
President and CEO
28 years banking experience



**Terry Almon**
Sr. EVP-COO
22 years banking experience



**Deborah Wilkinson**
Sr. EVP-CFO
27 years banking experience



**Anne Holland**
Sr. EVP-CLO
19 years banking experience



**T.L. Arnold**
Sr. EVP-CCO
25 years banking experience

OmniAmerican® Bancorp, Inc.

# Strategic Plan

## Our Goal

Grow organically through:

- Life-cycle marketing to our existing customer base
- Develop new commercial and lending relationships


MY 1st CAR
Grand Ma
Grand PA

OmniAmerican® Bancorp, Inc.

# Strategic Plan

We accomplish this growth by focusing on:

- Cross-Selling
- Lending Services
- Customer Convenience


CROSS SELLING
LENDING SERVICES
CUSTOMER CONVENIENCE

OmniAmerican Bancorp, Inc.

# Balance Sheet Highlights

| | | June 30, 2012 | June 30, 2011 | Dec. 31, 2011 |
|---|---|---|---|---|
| **ASSETS** | Securities Available for Sale, at Fair Value: | | | |
| | Mortgage-backed securities | $ 239,165 | $ 278,843 | $ 241,676 |
| | Collateralized mortgage obligations | 223,576 | 263,263 | 283,025 |
| | Other equity securities | 5,297 | 5,136 | 5,240 |
| | | 468,038 | 547,242 | 529,941 |
| | Loans Held for Investment: | | | |
| | Consumer | 265,422 | 207,535 | 224,763 |
| | Mortgage | 296,948 | 286,127 | 292,500 |
| | Commercial | 189,444 | 174,717 | 172,426 |
| | | 751,814 | 668,379 | 689,689 |
| **LIABILITIES & EQUITY** | Deposits | 814,382 | 795,577 | 807,634 |
| | Other Borrowed Money | 317,000 | 320,878 | 320,000 |
| | Equity | 201,994 | 201,276 | 199,024 |

# Investments

| ($ in 000's) | Annual | | | Quarterly | |
|---|---|---|---|---|---|
| | 2009 | 2010 | 2011 | 2Q 2011 | 2Q 2012 |
| U.S. govt sponsored or guaranteed | | | | | |
| Mortgage-Backed Securities | $134,967 | $154,614 | $241,676 | $ 278,843 | $239,165 |
| Collateralized Mortgage Obligations | 55,148 | 150,792 | 283,025 | 263,263 | 223,576 |
| Private Label CMO's | 5,075 | 3,396 | - | - | - |
| Trust preferred securites | 5,604 | 3,920 | - | - | - |
| Municipal obligations | 4,595 | - | - | - | - |
| Other equity securities (CRA) | 5,032 | 5,084 | 5,240 | 5,136 | 5,297 |
| Total | $210,421 | $317,806 | $529,941 | $ 547,242 | $468,038 |
| Duration (years) | 3.46 | 3.50 | 3.24 | 3.50 | 3.31 |
| Book Yield | 4.18% | 3.14% | 2.70% | 3.16% | 2.83% |

OmniAmerican® Bancorp, Inc.

# Loan Composition



$554.3
$296.9
$265.4
$189.4
$168.5
$73.6
Mortgage
Commercial
Consumer
12/31/2005
6/30/2012

OmniAmerican® Bancorp, Inc.

# Commercial Portfolio

**Total Commercial Loans - $189.4 million**


RELATIONSHIPS BY TYPE
$46.3
24%
$83.2
44%
$59.9
32%
Commercial Real Estate
RE/Construction
Commercial & Industrial


RELATIONSHIPS BY SIZE
Over $10MM
20%
Under
$2.5MM
43%
$7.5-$10MM
9%
$5.0-$7.5MM
6%
$2.5-$5MM
22%

OmniAmerican Bancorp, Inc.

# Mortgage Portfolio

**Portfolio:**

- Balance – $296.9 million
- # Loans – 3,612

**Sold & Serviced:**

- Balance – $133.5 million
- # Loans – 813


Variable Loans 15.6%
15 Yrs or Less 41.9%
Greater than 15 Yrs 42.5%

**Maturities 6/30/2012**

# Indirect Auto Portfolio

## Portfolio Statistics

- # of years in business: 20 years (since 1992)
- # of dealers – 90
- # of Indirect loans outstanding – 11,970
- New loans:  53% with average loan size of $30,419
- Used loans:  47% with average loan size of $24,812
- Average Interest Rate – 6.50%
- Average Credit Score – 733

OmniAmerican Bancorp, Inc.

# Deposit Composition

| *($ in millions)* | Annual | | | Quarterly | |
|---|---|---|---|---|---|
| | **2009** | **2010** | **2011** | **2Q 2011** | **2Q 2012** |
| Demand Deposits | $ 278 | $ 150 | $ 169 | $ 155 | $ 180 |
| Savings | 203 | 207 | 168 | 222 | 106 |
| Money Market | 96 | 101 | 152 | 100 | 230 |
| CDs | 334 | 343 | 319 | 319 | 298 |
| Total Deposits | $ 910 | $ 801 | $ 808 | $ 796 | $ 814 |
| | | | | | |
| Core Deposits % | 78.7% | 91.5% | 90.9% | 90.8% | 89.2% |

# Asset Quality

| *($ in 000's)* | Annual | | | Quarterly | |
|---|---|---|---|---|---|
| | 2009 | 2010 | 2011 | 2Q 2011 | 2Q 2012 |
| **Net Charge-offs (as % of avg. loans)** | **0.71%** | **0.89%** | **0.63%** | **0.48%** (1) | **0.31%** (1) |
| Allowance for Loan Losses *(% of total loans)* | 1.18% | 1.33% | 1.15% | 1.29% | 0.95% |
| Non-Performing assets to total assets | 1.35% | 2.19% | 1.24% | 1.89% | 1.17% |
| Non-Performing loans to total loans | 1.17% | 1.38% | 1.40% | 2.03% | 1.18% |
| Troubled Debt Restructurings ("TDR") | $18,403 | $19,496 | $28,126 | $32,539 | $20,049 |
| Performing TDR | $12,202 | $13,499 | $21,596 | $23,070 | $13,483 |
| Performing TDRs to total TDRs | 66.30% | 69.24% | 76.78% | 70.90% | 67.25% |

(1) Annualized.

OmniAmerican® Bancorp, Inc.

# Asset Quality

| ($ in millions) | Annual | | | Quarterly | |
|---|---|---|---|---|---|
| | 2009 | 2010 | 2011 | 2Q 2011 | 2Q 2012 |
| **Commercial** | | | | | |
| Non accrual loans | $ 6.30 | $ 6.64 | $ 8.05 | $ 11.29 | $ 7.27 |
| Other real estate owned | $ 6.12 | $ 12.48 | $ 5.79 | $ 9.15 | $ 4.30 |
| Allowance for loan losses/commercial loans | 2.03% | 2.86% | 1.99% | 2.44% | 1.55% |
| ***($ in 000's)*** | | | | | |
| **Mortgage** | | | | | |
| Foreclosures (#) | 4 | 16 | 4 | 1 | 3 |
| Foreclosures ($) | $ 2,805 | $ 3,254 | $ 1,007 | $ 88 | $ 903 |
| Charge-offs (net of recoveries) | $ 181 | $ 322 | $ 256 | $ 67 | $ 2 |
| Allowance for loan losses/mortgage loans | 0.52% | 0.44% | 0.42% | 0.44% | 0.37% |
| **Indirect Auto** | | | | | |
| Loss History | .945% | .749% | .995% | 0.965% | 0.835% |

- Loans to borrowers with credit scores of <660 totaled $30.9 million (13.9% of total indirect auto loans).
- Delinquencies >30 days at 6/30/12 totaled 0.74% of portfolio.

OmniAmerican Bancorp, Inc.

# Earnings History


Net Income
($ in 000's)
ANNUAL
QUARTERLY
YTD
$655
$1,657
$.15 EPS
$3,967
$.37 EPS
$1,217
$.11 EPS
$1,440
$.14 EPS
$1,736
$.16 EPS
$2,243
$.22 EPS
2009
2010
2011
2Q 2011
2Q 2012
6/30/2011
6/30/2012

# Stock Repurchase Program

- First stock repurchase program (5% of outstanding shares) was completed at an average cost of $14.61 per share

- Second stock repurchase program (an additional 5% of outstanding shares) is currently in progress with 153,900 shares purchased to date at an average cost of $16.07 per share.

# OABC Stock Performance



Growth %
100
75
50
25
0
-25
-50
1/21/2010
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
OmniAmerican Bancorp, Inc.
S&P 500
SNL Bank and Thrift

OmniAmerican® Bancorp, Inc.

# Forward Looking Statements

This information contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect," "will," "may" and words of similar meaning. These forward-looking statements include, but are not limited to statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Thank You.

OmniAmerican®
Bancorp, Inc.